                                                                  Exhibit 99.3

[Solutia logo]


Preliminary exit financing observations and illustrative debt capacity analysis

[Rothschild logo]

Exit financing observations
------------------------------------------------------------------------------

PRELIMINARY EXIT FINANCING OBSERVATIONS

ROTHSCHILD AND SOLUTIA HAVE PROVIDED FIVE MARKET LEADING POTENTIAL EXIT FINANCING LENDERS WITH SELECTED SOLUTIA FINANCIAL AND OPERATING DATA

* Based on these materials and current capital market conditions, these lenders provided preliminary proposals regarding Solutia's capital structure at emergence

* These proposals validate Solutia's current pro forma net leverage assumption at exit of approximately $1.65 billion of net debt

* The following chart provides an illustrative debt capital structure based on a composite of the preliminary proposals the Company has received to date

PRELIMINARY ILLUSTRATIVE DEBT CAPITAL STRUCTURE(1) ($ IN MILLIONS)

TRANCHE                                           SIZE     ILLUSTRATIVE RATE                  TERM
------------------------------------------------------     -----------------     -----------------
Bank debt
  Revolver(2)                                     $254           L + 150 bps               5 years
  Term Loan B                                      600           L + 225 bps               7 years
  Euro-denominated Term Loan                       400           E + 225 bps               7 years
Maryville Note                                      20                 7.20%              20 years
Unsecured Bonds                                    400                10.00%              10 years
                                                ------
  TOTAL PRO FORMA DEBT AT EMERGENCE             $1,674
                                                ======
Less: Post-emergence cash balance                  (25)
                                                ------
  TOTAL PRO FORMA NET DEBT AT EMERGENCE         $1,649
                                                ======

(1) Debt capital structure reflects preliminary illustrative capital structure based on a composite of recently received bank proposals
(2) Amount drawn at emergence.  Illustrative sizing of $400 million

[Solutia logo]      1                                        [Rothschild logo]

Preliminary illustrative sources and uses
------------------------------------------------------------------------------

PRELIMINARY ILLUSTRATIVE SOURCES AND USES

       Assumes standalone
      reorganization with
   emergence at 6/30/2007


The following chart illustrates the hypothetical sources and uses at emergence based on the following key assumptions:

*   Emergence date of 6/30/2007

*   Solutia purchases Akzo Nobel's 50% ownership interest in Flexsys

*   Sale of the Dequest business for net proceeds of approximately $60 million

* Excludes any treatment of claims asserted by Monsanto, General Unsecured Claimants, holders of the 2027 and 2037 Bonds and Retirees, and excludes any treatment of "Funding Co." needs

PRELIMINARY ILLUSTRATIVE SOURCES AND USES ANALYSIS ($ IN MILLIONS)

SOURCES                                          AMOUNT        USES                                                   AMOUNT
-------------------------------------------------------        -------------------------------------------------------------
New Exit Facility(1)                             $1,654        Refinance DIP Facility(3)                                 975
  Implies funding need of $1,674 million                       Assumed Flexsys Debt                                      200
  at emergence                                                 Refinance 2009 Notes(4)                                   223
Maryville Lease Facility                             20        Refinance Euro Loan(5)                                    210
Available Cash                                      176        2007 & 2008 Pension Contribution                          103
Net Proceeds from Sale of Dequest(2)                 60        Maryville Lease Facility                                   20
                                                               Admin and priority costs, financing costs,
                                                               professional fees & other emergence costs(6)              154
                                                               Minimum cash balance                                       25
                                                                                                                      ------
                                                               TOTAL USES                                             $1,910
                                                 ------                                                               ======
TOTAL SOURCES                                    $1,910
                                                 ======

(1) Based on management estimates
(2) On March 12, 2007, Solutia reached a definitive agreement to sell the Dequest business to Thermphos Trading GmbH for net proceeds of approximately $60 million
(3) Includes $150 million of Flexsys acquisition debt. Assumes emergence date of 6/30/2007
(4) Portion of unamortized discount may be subject to litigation
(5) Balance as of 12/31/2006
(6) Includes administrative and priority claims, debt issuance costs, professional fees and other emergence costs

--------------------------------------------------------------------------------
[Solutia logo]      2                                        [Rothschild logo]

Summary debt capacity analysis
------------------------------------------------------------------------------
COMPARABLE COMPANY LEVERAGE AND COVERAGE RATIOS



                                                             NET DEBT+   TOTAL DEBT+  TOTAL DEBT+
                           S&P    TOTAL DEBT/   NET DEBT/   PENSION(1)/  PENSION(1)/   OPEB(2)/
                          RATING     EBITDA      EBITDA       EBITDA       EBITDA       EBITDA
-------------------------------------------------------------------------------------------------
Commodity Companies
------------------------
Eastman                     BBB          1.7x        0.7x         1.0x          2.0x        2.3x
Westlake Chemical Corp.     BB+          0.6x        0.5x         0.5x          0.7x        0.7x
Celanese Corp.              BB-          3.2x        2.5x         2.8x          3.5x        3.5x
Georgia Gulf                BB-          4.2x        4.1x         4.1x          4.2x        4.2x
Huntsman Corp.              BB-          3.3x        2.4x         2.7x          3.6x        3.6x
Lyondell Chemical Co.       BB-          2.7x        2.2x         2.4x          2.9x        2.8x
Nova Chemicals Corp.        BB-          2.7x        2.6x         2.6x          2.7x        2.8x
Wellman                     B-          16.3x       16.3x        16.7x         16.7x       16.3x

HIGH                                    16.3x       16.3x        16.7x         16.7x       16.3x
AVERAGE                                  4.3x        3.9x         4.1x          4.6x        4.5x
MEDIAN                                   3.0x        2.4x         2.7x          3.2x        3.1x
LOW                                      0.6x        0.5x         0.5x          0.7x        0.7x

Specialty Companies
------------------------
PPG                         A            0.8x        0.5x         0.8x          1.1x        1.4x
Rohm & Haas                 A-           1.3x        1.0x         1.0x          1.3x        1.4x
Albemarle                  BBB-          1.9x        1.5x         1.6x          2.0x        2.1x
Cytec                      BBB-          2.1x        2.1x         2.5x          2.5x        2.4x
FMC Corp.                  BBB-          1.4x        1.0x         1.2x          1.6x        1.5x
Lubrizol Corp.             BBB-          2.8x        1.7x         2.1x          3.1x        2.9x
Chemtura                   BB+           2.5x        2.3x         2.9x          3.1x        2.8x
Hercules                    BB           2.7x        2.2x         2.8x          3.3x        3.1x
Rockwood Holdings           B+           5.3x        4.3x         4.9x          5.8x        5.3x
Nalco Holding Co.           B+           4.7x        4.6x         5.1x          5.1x        4.8x
Arch Chemicals              NR           1.7x        0.5x         1.1x          2.3x        1.8x

HIGH                                     5.3x        4.6x         5.1x          5.8x        5.3x
AVERAGE                                  2.5x        2.0x         2.4x          2.8x        2.7x
MEDIAN                                   2.1x        1.7x         2.1x          2.5x        2.4x
LOW                                      0.8x        0.5x         0.8x          1.1x        1.4x

-------------------------------------------------------------------------------------------------
ALL COMPARABLE COMPANIES
------------------------
HIGH                                    16.3x       16.3x        16.7x         16.7x       16.3x
AVERAGE                                  3.3x        2.8x         3.1x          3.6x        3.5x
MEDIAN                                   2.7x        2.2x         2.5x          2.9x        2.8x
LOW                                      0.6x        0.5x         0.5x          0.7x        0.7x
-------------------------------------------------------------------------------------------------


                             TOTAL DEBT+
                             PENSION(1)+             EBITDA-
                              OPEB(2)/     EBITDA/   CAPEX/     NET DEBT/
                               EBITDA     INTEREST  INTEREST   TOTAL CAP.(3)
----------------------------------------------------------------------------
Commodity Companies
------------------------
Eastman                            2.6x      11.7x      6.8x         10.9%
Westlake Chemical Corp.            0.7x      25.0x     16.7x         10.4%
Celanese Corp.                     3.8x       4.3x      3.3x         34.8%
Georgia Gulf                       4.2x       4.0x      3.4x         73.4%
Huntsman Corp.                     3.8x       3.1x      1.6x         37.5%
Lyondell Chemical Co.              3.0x       5.0x      4.3x         45.6%
Nova Chemicals Corp.               2.8x       4.1x      3.0x         39.8%
Wellman                           16.7x       0.6x      0.5x         84.5%

HIGH                              16.7x      25.0x     16.7x         84.5%
AVERAGE                            4.7x       7.2x      4.9x         42.1%
MEDIAN                             3.4x       4.2x      3.3x         38.7%
LOW                                0.7x       0.6x      0.5x         10.4%

Specialty Companies
------------------------
PPG                                1.7x      20.5x     16.0x          6.6%
Rohm & Haas                        1.4x      16.6x     12.4x         11.4%
Albemarle                          2.1x       8.6x      6.4x         12.6%
Cytec                              2.8x       8.0x      6.2x         24.0%
FMC Corp.                          1.6x      13.9x     10.4x         13.3%
Lubrizol Corp.                     3.2x       7.0x      5.3x         20.5%
Chemtura                           3.4x       4.4x      3.1x         27.5%
Hercules                           3.6x       5.2x      3.9x         25.1%
Rockwood Holdings                  5.8x       2.7x      1.9x         52.2%
Nalco Holding Co.                  5.3x       3.0x      2.6x         47.5%
Arch Chemicals                     2.4x       6.2x      4.9x          7.7%

HIGH                               5.8x      20.5x     16.0x         52.2%
AVERAGE                            3.0x       8.7x      6.6x         22.6%
MEDIAN                             2.8x       7.0x      5.3x         20.5%
LOW                                1.4x       2.7x      1.9x          6.6%

----------------------------------------------------------------------------
ALL COMPARABLE COMPANIES
------------------------
HIGH                              16.7x      25.0x     16.7x         84.5%
AVERAGE                            3.7x       8.1x      5.9x         30.8%
MEDIAN                             3.0x       5.2x      4.3x         25.1%
LOW                                0.7x       0.6x      0.5x          6.6%
----------------------------------------------------------------------------

Source SEC filings, annual and quarterly reports, press releases, research reports
(1) Calculated as underfunded pension as of fiscal year end. Implied interest expense, calculated as the underfunded pension multiplied by the PBO discount rate, is added back to EBITDA
(2) Calculated as unfunded OPEB expense as of fiscal year end. Implied interest expense, calculated as the unfunded OPEB expense multiplied by the discount rate, is added back to EBITDA
(3) Calculated as net debt plus market value of equity

--------------------------------------------------------------------------------
[Solutia logo]      3                                        [Rothschild logo]

Summary debt capacity analysis
------------------------------------------------------------------------------
COMPARABLE COMPANY LEVERAGE AND COVERAGE RATIOS (CONT'D)


        Assumes $1,674
  million debt balance
         at emergence.
    Positive free cash
    flow is assumed to
    pay down debt over
 time for illustrative
         purposes only




TOTAL DEBT / EBITDA

                      [bar chart]

  Comparable companies                  Solutia
------------------------       ------------------------
Median              2.7x       At emergence(1)     4.6x
Average             3.3x       2008P               3.4x


NET DEBT / EBITDA

                      [bar chart]

  Comparable companies                  Solutia
------------------------       ------------------------
Median              2.2x       At emergence(1)     4.5x
Average             2.8x       2008P               3.3x


EBITDA / INTEREST

                      [bar chart]

  Comparable companies                  Solutia
------------------------       ------------------------
Median              5.2x       At emergence(1)     2.7x
Average             8.1x       2008P               3.4x


EBITDA - CAPEX / INTEREST

                      [bar chart]

  Comparable companies                  Solutia
------------------------       ------------------------
Median              4.3x       At emergence(1)     2.2x
Average             5.9x       2008P               2.3x


(1) Assumes standalone reorganization with emergence at 6/30/2007

--------------------------------------------------------------------------------
[Solutia logo]      4                                        [Rothschild logo]

Summary debt capacity analysis
------------------------------------------------------------------------------
COMPARABLE COMPANY LEVERAGE AND COVERAGE RATIOS (CONT'D)



TOTAL DEBT + PENSION(1) / EBITDA

                      [bar chart]

  Comparable companies                  Solutia
------------------------       ------------------------
Median              2.9x       At emergence(3)     5.0x
Average             3.6x       2008P               3.8x


TOTAL DEBT + OPEB (2) / EBITDA

                      [bar chart]

  Comparable companies                  Solutia
------------------------       ------------------------
Median              2.8x       At emergence(3)     5.0x
Average             3.5x       2008P               3.7x


TOTAL DEBT + PENSION(1) + OPEB(2) / EBITDA

                      [bar chart]

  Comparable companies                  Solutia
------------------------       ------------------------
Median              3.0x       At emergence(3)     5.4x
Average             3.7x       2008P               4.1x

NET DEBT / TOTAL CAPITALIZATION

                      [bar chart]

  Comparable companies                  Solutia
------------------------       ------------------------
Median             25.1%       At emergence(3)     58.0%
Average            30.8%       2008P               54.8%

(1) Calculated as underfunded pension as of fiscal year end. Implied interest expense, calculated as the underfunded pension multiplied by the PBO discount rate, is added back to EBITDA
(2) Calculated as unfunded OPEB expense as of fiscal year end. Implied interest expense, calculated as the unfunded OPEB expense multiplied by the discount rate, is added back to EBITDA
(3) Assumes standalone reorganization with emergence at 6/30/2007

--------------------------------------------------------------------------------
[Solutia logo]      5                                        [Rothschild logo]

Summary debt capacity analysis
------------------------------------------------------------------------------
ILLUSTRATIVE DEBT CAPACITY ANALYSIS
($ in millions)

DEBT/EBITDA

                                           2007P EBITDA(1)
ILLUSTRATIVE EBITDA RANGE                          $398         $350         $375         $400         $425         $450
-------------------------------------------------------------------------------------------------------------------------
                                  DEBT/
                                  EBITDA
                                  ------                      -----------------------------------------------------------
                                   3.50x         $1,394       $1,225       $1,313       $1,400       $1,488        $1,575
                                   3.75x          1,493        1,313        1,406        1,500        1,594         1,688
                                   4.00x          1,593        1,400        1,500        1,600        1,700         1,800
                                   4.25x          1,692        1,488        1,594        1,700        1,806         1,913
IMPLIED TOTAL DEBT                 4.50x          1,792        1,575        1,688        1,800        1,913         2,025
                                   4.75x          1,892        1,663        1,781        1,900        2,019         2,138
                                   5.00x          1,991        1,750        1,875        2,000        2,125         2,250
                                                              -----------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
                                                              -----------------------------------------------------------
                                   3.50x          ($280)       ($449)       ($362)       ($274)       ($187)         ($99)
                                   3.75x           (181)        (362)        (268)        (174)         (80)           14
EXCESS/(SHORTFALL) OVER CURRENT    4.00x            (81)        (274)        (174)         (74)          26           126
PROJECTED DEBT AT EMERGENCE        4.25x             18         (187)         (80)          26          132           239
  OF $1,674 MILLION                4.50x            118          (99)          14          126          239           351
                                   4.75x            218          (12)         107          226          345           464
                                   5.00x            317           76          201          326          451           576
                                                              -----------------------------------------------------------

(1) Based on 2007E EBITDA of approximately $398 million

--------------------------------------------------------------------------------
[Solutia logo]      6                                        [Rothschild logo]

Summary debt capacity analysis
------------------------------------------------------------------------------
ILLUSTRATIVE DEBT CAPACITY ANALYSIS (CONT'D)
($ in millions)

EBITDA/INTEREST

                                           2007P EBITDA(1)
ILLUSTRATIVE EBITDA RANGE                          $398         $350         $375         $400         $425         $450
-------------------------------------------------------------------------------------------------------------------------
                                 EBITDA/
                                 INTEREST
                                 --------                     -----------------------------------------------------------
                                   2.00x           $199         $175         $188         $200         $213          $225
                                   2.25x            177          156          167          178          189           200
                                   2.50x            159          140          150          160          170           180
TOTAL INTEREST                     2.75x            145          127          136          145          155           164
                                   3.00x            133          117          125          133          142           150
                                   3.25x            123          108          115          123          131           138
                                   3.50x            114          100          107          114          121           129
                                                              -----------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
                                                              -----------------------------------------------------------
                                   2.00x         $2,342       $2,059       $2,206       $2,353       $2,500        $2,647
                                   2.25x          2,082        1,830        1,961        2,092        2,222         2,353
IMPLIED TOTAL DEBT                 2.50x          1,874        1,647        1,765        1,882        2,000         2,118
AT A 8.5%                          2.75x          1,704        1,497        1,604        1,711        1,818         1,925
INTEREST RATE(2)                   3.00x          1,562        1,373        1,471        1,569        1,667         1,765
                                   3.25x          1,441        1,267        1,357        1,448        1,538         1,629
                                   3.50x          1,339        1,176        1,261        1,345        1,429         1,513
                                                              -----------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
                                                              -----------------------------------------------------------
                                   2.00x           $668         $385         $532         $679         $826          $973
                                   2.25x            408          156          287          418          548           679
EXCESS/(SHORTFALL) OVER CURRENT    2.50x            200          (27)          91          208          326           444
PROJECTED DEBT AT EMERGENCE        2.75x             30         (177)         (70)          37          144           251
  OF $1,674 MILLION                3.00x           (112)        (301)        (203)        (105)          (7)           91
                                   3.25x           (233)        (407)        (317)        (226)        (136)          (45)
                                   3.50x           (335)        (498)        (413)        (329)        (245)         (161)
                                                              -----------------------------------------------------------

(1) Based on 2007E EBITDA of approximately $398 million
(2) Per management guidance. For illustrative purposes only

--------------------------------------------------------------------------------
[Solutia logo]      7                                        [Rothschild logo]

Summary debt capacity analysis
------------------------------------------------------------------------------
ILLUSTRATIVE DEBT CAPACITY ANALYSIS (CONT'D)
($ in millions)

EBITDA - CAPEX/INTEREST

                                           2007P EBITDA(1)
ILLUSTRATIVE EBITDA RANGE                          $398         $350         $375         $400         $425         $450
-------------------------------------------------------------------------------------------------------------------------
                               EBITDA- CAPEX/
                                INTEREST(2)
                                -----------                   -----------------------------------------------------------
                                   1.00x           $246         $198         $223         $248         $273          $298
                                   1.25x            197          158          178          198          218           238
                                   1.50x            164          132          149          165          182           199
TOTAL INTEREST                     1.75x            141          113          127          142          156           170
                                   2.00x            123           99          111          124          136           149
                                   2.25x            109           88           99          110          121           132
                                   2.50x             98           79           89           99          109           119
                                                              -----------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
                                                              -----------------------------------------------------------
                                   1.00x         $2,896       $2,328       $2,622       $2,917       $3,211        $3,505
                                   1.25x          2,316        1,863        2,098        2,333        2,569         2,804
IMPLIED TOTAL DEBT                 1.50x          1,930        1,552        1,748        1,944        2,140         2,337
AT A 8.50%                         1.75x          1,655        1,330        1,499        1,667        1,835         2,003
INTEREST RATE(3)                   2.00x          1,448        1,164        1,311        1,458        1,605         1,752
                                   2.25x          1,287        1,035        1,166        1,296        1,427         1,558
                                   2.50x          1,158          931        1,049        1,167        1,284         1,402
                                                              -----------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
                                                              -----------------------------------------------------------
                                   1.00x         $1,222         $654         $948       $1,243       $1,537        $1,831
                                   1.25x            642          189          424          659          895         1,130
EXCESS/(SHORTFALL) OVER CURRENT    1.50x            256         (122)          74          270          466           663
PROJECTED DEBT AT EMERGENCE        1.75x            (19)        (344)        (175)          (7)         161           329
  OF $1,674 MILLION                2.00x           (226)        (510)        (363)        (216)         (69)           78
                                   2.25x           (387)        (639)        (508)        (378)        (274)         (116)
                                   2.50x           (516)        (743)        (625)        (507)        (390)         (272)
                                                              -----------------------------------------------------------

(1) Based on 2007E EBITDA of approximately $398 million
(2) Based on 2007E Capital Expenditures of approximately $152 million
(3) Per management guidance. For illustrative purposes only

--------------------------------------------------------------------------------
[Solutia logo]      8                                        [Rothschild logo]